UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Senseonics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # QAARV1-P12345 Get informed before you vote Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 4 30# XXXX XXXX XXXX XXXX V2.1 SENSEONICS HOLDINGS, INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET. For shares held in a Plan, vote by May 17, 2026 11:59 PM ET. SENSEONICS HOLDINGS, INC. 20451 SENECA MEADOWS PARKWAY GERMANTOWN, MARYLAND 20876-7005 You invested in SENSEONICS HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2026. View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 06, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 20, 2026 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/SENS2026 *Please check the meeting materials for any special requirements for meeting attendance.

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Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	To elect the three nominees of the Board of Directors, to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. **Nominees:**	
1a.	Timothy T. Goodnow	For
1b.	Francine R. Kaufman	For
1c.	Sharon Larkin	For
2.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this Notice.	For
3.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.	1 Year
4.	To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm, or auditors, for the fiscal year ending December 31, 2026.	For
5.	To approve an amendment to the Company's amended and restated certificate of incorporation (the "Certificate of Incorporation") to increase the authorized number of shares of common stock from 70,000,000 shares to 140,000,000 shares.	For
6.	To approve the Senseonics Holdings, Inc. 2026 Equity Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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